                                   AMENDMENT
                          EFFECTIVE FEBRUARY 25, 2013
                                    to the
                    AUTOMATIC AND FACULTATIVE YRT AGREEMENT
                           EFFECTIVE JANUARY 1, 2012

                                    between

                   THE METROPOLITAN LIFE INSURANCE COMPANIES
                 WHICH SHALL INCLUDE THE FOLLOWING COMPANIES:
      METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
    NEW ENGLAND LIFE INSURANCE COMPANY, A MASSACHUSETTS INSURANCE COMPANY, GENERAL AMERICAN LIFE INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, METLIFE INVESTORS USA INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY,
      METLIFE INVESTORS INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY,
   FIRST METLIFE INVESTORS INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY, METROPOLITAN TOWER LIFE INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY, AND
  METLIFE INSURANCE COMPANY OF CONNECTICUT, A CONNECTICUT INSURANCE COMPANY. (HEREINAFTER INDIVIDUALLY OR COLLECTIVELY REFERRED TO AS "THE CEDING COMPANY" OR
                                 "COMPANIES")

                                      AND

     GENERALI USA LIFE REASSURANCE COMPANY, A MISSOURI REINSURANCE COMPANY
                 (HEREINAFTER REFERRED TO AS "THE REINSURER")

This Agreement originally executed effective January 1, 2012, as amended, is hereby amended, effective FEBRUARY 25, 2013 for all eligible policies issued on or after the effective date of this amendment, including policies backdated for up to six (6) months to save age.

WHEREAS, GLT is a covered product under the Agreement and included in the list of products covered in Exhibit III to the Agreement;

WHEREAS, GLT is being repriced in February 2013; and

WHEREAS, the parties wish to document their mutual understanding that, effective as of the effective date hereof, the Agreement shall cover GLT as so repriced;

NOW THEREFORE, in consideration of the mutual and foregoing recitals and the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

1. The February 2013 reprice of GLT is now added as a covered product; however, given that the name/plan identifiers for the February 2013 reprice of GLT are not changing from the current GLT product, no updates are needed to Exhibit III.

All terms, provisions, and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

                   THE METROPOLITAN LIFE INSURANCE COMPANIES
                 WHICH SHALL INCLUDE THE FOLLOWING COMPANIES:
      METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
    NEW ENGLAND LIFE INSURANCE COMPANY, A MASSACHUSETTS INSURANCE COMPANY, GENERAL AMERICAN LIFE INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, METLIFE INVESTORS USA INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY,
      METLIFE INVESTORS INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, FIRST METLIFE INVESTORS INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
 METROPOLITAN TOWER LIFE INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY, AND
  METLIFE INSURANCE COMPANY OF CONNECTICUT, A CONNECTICUT INSURANCE COMPANY.
                     ("THE CEDING COMPANY" OR "COMPANIES")

                                      and

     GENERALI USA LIFE REASSURANCE COMPANY, A MISSOURI REINSURANCE COMPANY
                               ("THE REINSURER")

have by their respective officers executed and delivered this Amendment, effective FEBRUARY 25, 2013.

METROPOLITAN LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:        Senior Vice President
        ----------------------------------

NEW ENGLAND LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

GENERAL AMERICAN LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

METLIFE INVESTORS USA INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

METLIFE INVESTORS INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

FIRST METLIFE INVESTORS INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

METROPOLITAN TOWER LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:           /s/ Roberto Baron
        -------------------------------

Name:           Roberto Baron
        -------------------------------

Title:         Vice President
        -------------------------------

GENERALI USA LIFE REASSURANCE COMPANY

By:            /s/ Nancy Pike            By:          /s/ David A. Gates
        -------------------------------          ------------------------------

Name:            Nancy Pike              Name:          David A. Gates
        -------------------------------          ------------------------------

Title:         Asst Registrar            Title:      Senior Vice President
        -------------------------------          ------------------------------

                                   AMENDMENT
                           EFFECTIVE APRIL 29, 2013
                                    to the
                    AUTOMATIC AND FACULTATIVE YRT AGREEMENT
                           EFFECTIVE JANUARY 1, 2012

                                    between

                   THE METROPOLITAN LIFE INSURANCE COMPANIES
                 WHICH SHALL INCLUDE THE FOLLOWING COMPANIES:
      METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
    NEW ENGLAND LIFE INSURANCE COMPANY, A MASSACHUSETTS INSURANCE COMPANY, GENERAL AMERICAN LIFE INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, METLIFE INVESTORS USA INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY,
      METLIFE INVESTORS INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY,
   FIRST METLIFE INVESTORS INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY, METROPOLITAN TOWER LIFE INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY, AND
  METLIFE INSURANCE COMPANY OF CONNECTICUT, A CONNECTICUT INSURANCE COMPANY. (HEREINAFTER INDIVIDUALLY OR COLLECTIVELY REFERRED TO AS "THE CEDING COMPANY" OR
                                 "COMPANIES")

                                      AND

     GENERALI USA LIFE REASSURANCE COMPANY, A MISSOURI REINSURANCE COMPANY
                 (HEREINAFTER REFERRED TO AS "THE REINSURER")

This Agreement originally executed effective January 1, 2012, as amended, is hereby amended, effective APRIL 29, 2013 for all eligible policies issued on or after the effective date of this amendment, including policies backdated for up to six (6) months to save age.

NOW THEREFORE, in consideration of the mutual and foregoing recitals and the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

1. Exhibit III is hereby replaced by the attached Exhibit III - Four additional products are added (OYT w/ Convertible and Renewable Options rider, LP10, LP20, and LP65).

2. Exhibit IV, Table A is hereby replaced by the attached Exhibit IV, Table A--6 class One Year Term rates are added.

All terms, provisions, and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

In witness of the above,

                   THE METROPOLITAN LIFE INSURANCE COMPANIES
                 WHICH SHALL INCLUDE THE FOLLOWING COMPANIES:
      METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
    NEW ENGLAND LIFE INSURANCE COMPANY, A MASSACHUSETTS INSURANCE COMPANY, GENERAL AMERICAN LIFE INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, METLIFE INVESTORS USA INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY,
      METLIFE INVESTORS INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, FIRST METLIFE INVESTORS INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
 METROPOLITAN TOWER LIFE INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY, AND
  METLIFE INSURANCE COMPANY OF CONNECTICUT, A CONNECTICUT INSURANCE COMPANY.
                     ("THE CEDING COMPANY" OR "COMPANIES")

                                      and

     GENERALI USA LIFE REASSURANCE COMPANY, A MISSOURI REINSURANCE COMPANY
                               ("THE REINSURER")

have by their respective officers executed and delivered this Amendment, effective APRIL 29, 2013.

METROPOLITAN LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:        Senior Vice President
        ----------------------------------

NEW ENGLAND LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

GENERAL AMERICAN LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

METLIFE INVESTORS USA INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

METLIFE INVESTORS INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

FIRST METLIFE INVESTORS INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

METROPOLITAN TOWER LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------


GENERALI USA LIFE REASSURANCE COMPANY

By:          /s/ Tamora Kapeller         By:            /s/ Nancy Pike
        -------------------------------          ------------------------------

Name:          Tamora Kapeller           Name:            Nancy Pike
        -------------------------------          ------------------------------

Title:               SVP                 Title:         Asst Registrar
        -------------------------------          ------------------------------

                                  EXHIBIT III
                              POLICIES AND RIDERS
                              -------------------

The Policies and Riders underwritten by or on behalf of the Ceding Companies or simplified issue with fully underwritten rates, as described below may be ceded hereunder:

                                                                                  STATUTORY
                                                                                  VALUATION
                 REINSURANCE  REINSURANCE   REINSURANCE REINSURANCE    CEDING     MORTALITY  RATES TO BE
PRODUCT          CATEGORY     BASIS         MAXIMUM AGE TABLE          COMPANY    TABLE      USED
-------          -----------  ------------- ----------- -------------- ---------- ---------  ---------------
                                                        90-95modified  MLI                   6 Class
GLT               Term        Excess                100 - UW.xls       USA/FMLI   2001 CSO   Level Term

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class
JSUL 2005         Product     First Dollar          120 120.xls        USA        2001 CSO   (joint life)

                                                                                             Permanent -
                                                                                             5 class
                                                                                             (single life);
                                                                                             Permanent -
                                                                                             4 class
                                                                                             (single life);
                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             2 class
GAUL07            Product     First Dollar          121 120.xls        USA        2001 CSO   (single life)

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class
EAVUL08           Product     Excess                121 120.xls        USA        2001 CSO   (single life)

Life Paid up at                                         90-95modified                        Permanent -
Age 100 (WL       UL/Accum                              - UW to age                          5 class
08)               Product     Excess                121 120.xls        MLIC       2001 CSO   (single life)

                                                                                             Permanent -
EEA COLI          UL/Accum                              90-95modified                        5 class
(2001 CSO)        Product     Excess                100 - UW.xls       NELICO     2001 CSO   (single life)

                                                                                             Permanent -
                  UL/Accum                              90-95modified                        4 class
PPVUL             Product     Excess                100 - UW.xls       GALIC      2001 CSO   (single life)

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW -                               2 class
Premier BOLI      Product     Excess                100 ALB.xls        MLIC       2001 CSO   (single life)

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class
LASUL 09          Product     First Dollar          120 120.xls        USA        2001 CSO   (joint life)

                                                                                             Permanent -
                                                                                             5 class
                                                                                             (single life);
                                                                                             Permanent -
                                                                                             4 class
                                                                                             (single life);
                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             2 class
GAUL 09           Product     First Dollar          121 120.xls        USA        2001 CSO   (single life)

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class
WL 10             Product     Excess                120 120.xls        USA        2001 CSO   (single life)

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class
LASUL 11          Product     First Dollar          120 120.xls        USA        2001 CSO   (joint life)

                                                                                  STATUTORY
                                                                                  VALUATION
                 REINSURANCE  REINSURANCE   REINSURANCE REINSURANCE    CEDING     MORTALITY  RATES TO BE
PRODUCT          CATEGORY     BASIS         MAXIMUM AGE TABLE          COMPANY    TABLE      USED
-------          -----------  ------------- ----------- -------------- ---------- ---------  ---------------
                                                                                             Permanent -
                                                                                             5 class
                                                                                             (single life);
                                                                                             Permanent -
                                                                                             4 class
                                                                                             (single life);
                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             2 class
GAUL 11           Product     First Dollar          121 120.xls        USA        2001 CSO   (single life)

                                                        90-95modified                        Permanent -
Life Paid up at   UL/Accum                              - UW to age    MLIC, MLI             5 class
Age 120 (L120)    Product     Excess                120 120.xls        USA        2001 CSO   (single life)

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class
LASUL 12          Product     First Dollar          120 120.xls        USA        2001 CSO   (joint life)

                                                                                             Permanent -
                                                                                             5 class
                                                                                             (single life);
                                                                                             Permanent -
                                                                                             4 class
                                                                                             (single life);
                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             2 class
GAUL 12           Product     First Dollar          121 120.xls        USA        2001 CSO   (single life)

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class
LGUL 12           Product     Excess                121 120.xls        USA        2001 CSO   (single life)

                                                        90-95modified  MLIC, MLI             6 Class Level
CDT               Term        Excess                100 - UW.xls       USA        2001 CSO   Term

                                                        90-95modified  MLIC, MLI             2 Class One
OYT               Term        Excess                100 - UW.xls       USA        2001 CSO   Year Term

OYT w
Convertible &
Renewable                                               90-95modified  MLIC, MLI             6 Class One
Options rider     Term        Excess                100 - UW.xls       USA        2001 CSO   Year Term

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class
LP 10             Product     Excess                120 120.xls        USA        2001 CSO   (single life)

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class
LP 20             Product     Excess                120 120.xls        USA        2001 CSO   (single life)

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class
LP 65             Product     Excess                120 120.xls        USA        2001 CSO   (single life)

Product
-------
GLT - Guaranteed Level Term
JSUL 2005 - Joint Universal Life with Secondary Guarantee
GAUL07 - Universal Life with Secondary Guarantee
EAVUL08 - Variable Universal Life
Life Paid up at Age 100 (WL08) - Whole Life
EEA COLI (2001 CSO) - Variable Universal Life
PPVUL - Variable Universal Life
Premier BOLI - Universal Life
LASUL 09 - Joint Universal Life with Secondary Guarantee

GAUL 09 - Universal Life with Secondary Guarantee
WL 10 - Whole Life
LASUL 11 - Joint Universal Life with Secondary Guarantee
GAUL 11 - Universal Life with Secondary Guarantee
Life Paid up at Age 120 (L120) - Whole Life
LASUL 12 - Joint Universal Life with Secondary Guarantee
GAUL 12 - Universal Life with Secondary Guarantee
LGUL 12 - Universal Life with Secondary Guarantee
CDT - Guaranteed Level Term
OYT - One Year Term
OYT w/ Convertible & Renewable Options rider - One Year Term
LP10 - Whole Life
LP20 - Whole Life
LP65 - Whole Life

Riders attached to the listed plans
-----------------------------------
ADBR - Accelerated Death Benefit Rider
Preliminary Term/Temporary Term
ART - Annually Renewable Term
JTCR - Joint Term Coverage Rider
RPR - Return of Premium Rider
EPTR - Estate Preservation Term Rider
SFIO - Scheduled Face Increase Option
PAIR - Option to Purchase Additional Insurance Rider
Inside Term Rider
Outside Term Rider
FTR - Flexible Term Rider

Other
-----
The Reinsurer shall pay its share of any claim after the Reinsurance Maximum Age under the extended maturity coverage, including interest, as defined in
Article VI. For joint life policies with one life insurable, this will be the Reinsurance Maximum Age of the insurable life and for joint life policies with both lives insurable, this will be the Reinsurance Maximum Age of the younger insured.

Products not listed above resulting from the exercise of business exchanges, policy split options, and purchase options shall be covered on an excess reinsurance basis.

For Policies ceded with RPR/SFIO riders, the maximum net amount at risk illustrated at the time of issue shall be used for purposes of underwriting, autobind limits, and jumbo limits. For Policies ceded facultatively with RPR rider, the ultimate amount ceded to the Reinsurers shall not exceed the maximum net amount at risk included in the facultative offers from the Reinsurers.

                                  EXHIBIT IV
                                    TABLE A
                                    -------

Joint Life Minimum Premium Per Thousand: 0.15

For policies with a Reinsurance Basis of Excess and Reinsurance Category of Term
--------------------------------------------------------------------------------

6 Class Level Term - T10

                                            Female   Female     Male     Male
Risk Class  Rate Table Class               Yrs 1-10  Yrs 11+  Yrs 1-10 Yrs 11+

Elite+ NS   Elite Nonsmoker                  63.0%    157.3%    55.0%   137.5%
Pref+ NS    Elite Nonsmoker                  68.2%    170.4%    57.7%   144.1%
Std+ NS     Preferred Nonsmoker              60.7%    151.6%    53.2%   132.9%
Std NS      Standard (Residual) Nonsmoker    63.3%    157.8%    54.4%   136.0%
Pref SM     Preferred Smoker                 75.1%    187.5%    85.7%   214.1%
Std SM      Standard (Residual) Smoker       79.5%    198.5%    78.5%   196.2%

6 Class Level Term - T15

                                            Female   Female     Male     Male
Risk Class  Rate Table Class               Yrs 1-15  Yrs 16+  Yrs 1-15 Yrs 16+

Elite+ NS   Elite Nonsmoker                  59.9%    149.5%    52.4%   130.8%
Pref+ NS    Elite Nonsmoker                  64.3%    160.5%    55.9%   139.5%
Std+ NS     Preferred Nonsmoker              58.8%    147.0%    50.8%   127.0%
Std NS      Standard (Residual) Nonsmoker    58.8%    147.0%    50.0%   124.8%
Pref SM     Preferred Smoker                 73.2%    182.9%    84.0%   209.8%
Std SM      Standard (Residual) Smoker       77.1%    192.5%    76.7%   191.5%

6 Class Level Term - T20

                                            Female   Female    Female    Male     Male     Male
Risk Class  Rate Table Class               Yrs 1-15 Yrs 16-20 Yrs 21+  Yrs 1-15 Yrs 16-20 Yrs 21+

Elite+ NS   Elite Nonsmoker                  62.3%     60.1%   150.1%    54.9%     56.6%   141.2%
Pref+ NS    Elite Nonsmoker                  64.2%     65.4%   163.4%    57.6%     58.3%   145.6%
Std+ NS     Preferred Nonsmoker              63.4%     59.0%   147.5%    54.6%     53.3%   133.2%
Std NS      Standard (Residual) Nonsmoker    60.1%     55.9%   139.5%    53.3%     50.6%   126.5%
Pref SM     Preferred Smoker                 71.7%     89.1%   222.8%    79.7%    101.3%   253.2%
Std SM      Standard (Residual) Smoker       76.3%     88.4%   220.8%    74.6%     91.3%   227.9%

6 Class Level Term - T30

                                            Female   Female   Female    Male     Male     Male
Risk Class  Rate Table Class               Yrs 1-15 Yrs 16-30 Yrs 31+ Yrs 1-15 Yrs 16-30 Yrs 31+

Elite+ NS   Elite Nonsmoker                  66.4%    54.6%    136.5%   59.6%    58.9%    147.3%
Pref+ NS    Elite Nonsmoker                  68.8%    56.3%    140.5%   65.9%    62.7%    156.6%
Std+ NS     Preferred Nonsmoker              71.2%    53.6%    133.9%   62.4%    55.4%    138.4%
Std NS      Standard (Residual) Nonsmoker    61.7%    45.5%    113.6%   64.3%    53.7%    134.3%
Pref SM     Preferred Smoker                 69.1%    75.9%    189.7%   71.9%    90.2%    225.6%
Std SM      Standard (Residual) Smoker       76.1%    77.2%    192.7%   70.8%    84.2%    210.3%

2 Class One Year Term
                                            Female    Male
Risk Class  Rate Table Class                 Yr 1     Yr 1

Std NS      Standard (Residual) Nonsmoker    74.1%    63.7%
Std SM      Standard (Residual) Smoker       93.1%    91.9%

6 Class One Year Term
                                            Female    Male
Risk Class  Rate Table Class               Yrs 1-5   Yrs 1-5

Elite+ NS   Elite Nonsmoker                  66.8%    58.3%
Pref+ NS    Elite Nonsmoker                  72.3%    61.2%
Std+ NS     Preferred Nonsmoker              64.4%    56.4%
Std NS      Standard (Residual) Nonsmoker    67.1%    57.7%
Pref SM     Preferred Smoker                 79.7%    90.9%
Std SM      Standard (Residual) Smoker       84.3%    83.3%

For policies with a Reinsurance Basis of First Dollar and Reinsurance Category of UL/Accumulation
---------------------------------------------------------------------------


Permanent Fully Underwritten 5-Class - Single Life - $1,000,000 +
                                            Female   Female   Female   Female  Female   Female   Female   Female
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17 IA 18-70 IA 71-80 IA 81-85
Risk Class        Rate Table Class         Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+ Yrs 16+  Yrs 16+  Yrs 16+

Elite NS    Elite Nonsmoker                           56.1%    63.6%                     76.5%    82.2%
Pref NS     Preferred Nonsmoker                       59.1%    65.2%                     74.4%    69.3%
Std NS      Standard (Residual) Nonsmoker             59.3%    68.6%    68.6%            70.5%    60.0%    60.0%
Pref SM     Preferred Smoker                          77.0%   149.9%                    132.7%   176.4%
Std SM      Standard (Residual) Smoker                80.3%   162.3%   162.3%           123.1%   184.8%   184.8%
Agg         Aggregate                        59.3%                              70.5%

                                             Male     Male     Male     Male    Male     Male     Male     Male
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17 IA 18-70 IA 71-80 IA 81-85
Risk Class        Rate Table Class         Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+ Yrs 16+  Yrs 16+  Yrs 16+

Elite NS    Elite Nonsmoker                           46.2%    50.2%                     56.2%    66.9%
Pref NS     Preferred Nonsmoker                       49.7%    50.2%                     54.4%    57.8%
Std NS      Standard (Residual) Nonsmoker             46.8%    51.7%    51.7%            48.4%    53.1%    53.1%
Pref SM     Preferred Smoker                          89.0%   139.0%                    133.9%   149.7%
Std SM      Standard (Residual) Smoker                80.2%   147.1%   147.1%           115.6%   134.3%   134.3%
Agg         Aggregate                        46.8%                              48.4%

Permanent Fully Underwritten 5-Class - Single Life - $250,000 - $999,999

                                            Female   Female   Female   Female  Female   Female   Female   Female
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17 IA 18-70 IA 71-80 IA 81-85
Risk Class        Rate Table Class         Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+ Yrs 16+  Yrs 16+  Yrs 16+

Elite NS    Elite Nonsmoker                           75.1%    85.8%                     98.3%   107.0%
Pref NS     Preferred Nonsmoker                       74.0%    81.1%                     97.4%    91.7%
Std NS      Standard (Residual) Nonsmoker             75.9%    82.5%    82.5%            93.9%    81.0%    81.0%
Pref SM     Preferred Smoker                         103.4%   202.3%                    171.5%   241.6%
Std SM      Standard (Residual) Smoker               108.2%   219.0%   219.0%           159.5%   257.8%   257.8%
Agg         Aggregate                        75.9%                              93.9%

                                             Male     Male     Male     Male    Male     Male     Male     Male
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17 IA 18-70 IA 71-80 IA 81-85
Risk Class        Rate Table Class         Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+ Yrs 16+  Yrs 16+  Yrs 16+

Elite NS    Elite Nonsmoker                           60.9%    68.3%                     72.8%    87.7%
Pref NS     Preferred Nonsmoker                       63.4%    68.2%                     70.6%    76.1%
Std NS      Standard (Residual) Nonsmoker             61.6%    67.9%    67.9%            62.9%    67.2%    67.2%
Pref SM     Preferred Smoker                         119.8%   189.0%                    175.6%   205.4%
Std SM      Standard (Residual) Smoker               108.3%   170.9%   170.9%           152.9%   184.7%   184.7%
Agg         Aggregate                        61.6%                              62.9%

Permanent Fully Underwritten 4-Class - Single Life - $100,000 - $249,999

                                            Female   Female   Female   Female   Female   Female   Female   Female
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17  IA 18-70 IA 71-80 IA 81-85
Risk Class  Rate Table Class               Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+  Yrs 16+

Pref NS     Preferred Nonsmoker                       74.0%    81.1%                      97.4%    91.7%
Std NS      Standard (Residual) Nonsmoker             75.9%    82.5%    82.5%             93.9%    81.0%    81.0%
Pref SM     Preferred Smoker                         103.4%   202.3%                     171.5%   241.6%
Std SM      Standard (Residual) Smoker               108.2%   219.0%   219.0%            159.5%   257.8%   257.8%
Agg         Aggregate                        75.9%                               93.9%

                                             Male     Male     Male     Male     Male     Male     Male     Male
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17  IA 18-70 IA 71-80 IA 81-85
                                           Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+  Yrs 16+

Pref NS     Preferred Nonsmoker                       63.4%    68.2%                      70.6%    76.1%
Std NS      Standard (Residual) Nonsmoker             61.6%    67.9%    67.9%             62.9%    67.2%    67.2%
Pref SM     Preferred Smoker                         119.8%   189.0%                     175.6%   205.4%
Std SM      Standard (Residual) Smoker               108.3%   170.9%   170.9%            152.9%   184.7%   184.7%
Agg         Aggregate                        61.6%                               62.9%

Permanent Fully Underwritten 2-Class - Single Life - < $100,000

                                            Female   Female   Female   Female   Female   Female   Female   Female
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17  IA 18-70 IA 71-80 IA 81-85
Risk Class  Rate Table Class               Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+  Yrs 16+

Std NS      Standard (Residual) Nonsmoker             83.4%    95.5%    95.5%            102.7%    93.8%    93.8%
Std SM      Standard (Residual) Smoker               113.8%   228.2%   228.2%            166.4%   272.9%   272.9%
Agg         Aggregate                        83.4%                              102.7%

                                             Male     Male     Male     Male     Male     Male     Male     Male
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17  IA 18-70 IA 71-80 IA 81-85
                                           Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+  Yrs 16+

Std NS      Standard (Residual) Nonsmoker             67.8%    77.5%    77.5%             69.1%    77.5%    77.5%
Std SM      Standard (Residual) Smoker               121.3%   191.2%   191.2%            169.0%   208.4%   208.4%
Agg         Aggregate                        67.8%                               69.1%

Permanent Fully Underwritten 5-Class - Joint Life - $1,000,000 +

                                           IA 18-70 IA 71-80 IA 81-90 IA 18-70 IA 71-80 IA 81-90
Risk Class  Rate Table Class               Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+

Elite NS    Elite Nonsmoker                  59.8%    74.4%             78.1%    75.0%
Pref NS     Preferred Nonsmoker              60.6%    69.0%             69.1%    63.9%
Std NS      Standard (Residual) Nonsmoker    62.3%    66.9%    66.9%    61.2%    58.4%    58.4%
Pref SM     Preferred Smoker                105.1%   180.4%            164.6%   155.1%
Std SM      Standard (Residual) Smoker       95.6%   194.8%   194.8%   146.2%   162.8%   162.8%

Permanent Fully Underwritten 5-Class - Joint Life - $250,000 - $999,999


                                           IA 18-70 IA 71-80 IA 81-90 IA 18-70 IA 71-80 IA 81-90
Risk Class  Rate Table Class               Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+

Elite NS    Elite Nonsmoker                  61.5%    84.2%             91.4%    93.2%
Pref NS     Preferred Nonsmoker              66.7%    78.8%             82.4%    79.7%
Std NS      Standard (Residual) Nonsmoker    69.0%    72.7%    72.7%    74.2%    71.7%    71.7%
Pref SM     Preferred Smoker                121.2%   219.8%            202.5%   210.6%
Std SM      Standard (Residual) Smoker      111.6%   240.4%   240.4%   181.2%   224.9%   224.9%

For policies with a Reinsurance Basis of Excess and Reinsurance Category of
---------------------------------------------------------------------------
UL/Accumulation
---------------

Permanent Fully Underwritten 5-Class - Single Life
                                            Female    Female   Female   Female   Female   Female
                                            IA 0-17  IA 18-80 IA 81-85 IA 0-17  IA 18-80 IA 81-85
Risk Class  Rate Table Class               Yrs 1-15  Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+

Elite NS    Elite Nonsmoker                            68.1%                      75.2%
Pref NS     Preferred Nonsmoker                        63.4%                      65.4%
Std NS      Standard (Residual) Nonsmoker              64.1%    64.1%             60.9%    60.9%
Pref SM     Preferred Smoker                           81.3%                     115.0%
Std SM      Standard (Residual) Smoker                 85.7%    85.7%            109.7%   109.7%
Agg         Aggregate                        64.1%                       60.9%

                                             Male      Male     Male     Male     Male     Male
                                            IA 0-17  IA 18-80 IA 81-85 IA 0-17  IA 18-80 IA 81-85
Risk Class  Rate Table Class               Yrs 1-15  Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+

Elite NS    Elite Nonsmoker                            58.1%                      62.8%
Pref NS     Preferred Nonsmoker                        56.6%                      55.8%
Std NS      Standard (Residual) Nonsmoker              57.3%    57.3%             52.1%    52.1%
Pref SM     Preferred Smoker                           90.9%                     123.2%
Std SM      Standard (Residual) Smoker                 83.2%    83.2%            108.5%   108.5%
Agg         Aggregate                        57.3%                       52.1%

Permanent Fully Underwritten 4-Class - Single Life

                                            Female    Female   Female   Female   Female   Female
                                            IA 0-17  IA 18-80 IA 81-85 IA 0-17  IA 18-80 IA 81-85
Risk Class  Rate Table Class               Yrs 1-15  Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+

Pref NS     Preferred Nonsmoker                        62.1%                      64.1%
Std NS      Standard (Residual) Nonsmoker              64.0%    64.0%             60.8%    60.8%
Pref SM     Preferred Smoker                           81.3%                     114.9%
Std SM      Standard (Residual) Smoker                 85.7%    85.7%            109.7%   109.7%
Agg         Aggregate                        64.0%                       60.8%

                                             Male      Male     Male     Male     Male     Male
                                            IA 0-17  IA 18-80 IA 81-85 IA 0-17  IA 18-80 IA 81-85
Risk Class  Rate Table Class               Yrs 1-15  Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+

Pref NS     Preferred Nonsmoker                        56.0%                      55.2%
Std NS      Standard (Residual) Nonsmoker              57.3%    57.3%             52.0%    52.0%
Pref SM     Preferred Smoker                           90.8%                     123.1%
Std SM      Standard (Residual) Smoker                 83.1%    83.1%            108.4%   108.4%
Agg         Aggregate                        57.3%                       52.0%

Permanent Fully Underwritten 2-Class - Single Life

                                            Female    Female    Male     Male
                                           IA 20-80  IA 20-80 IA 20-80 IA 20-80
Risk Class  Rate Table Class               Yrs 10-15 Yrs 16+  Yrs 1-15 Yrs 16+

Std NS      Standard (Residual) Nonsmoker    62.2%     59.0%    57.3%    52.0%
Std SM      Standard (Residual) Smoker       80.5%    103.1%    79.9%   104.1%

                                   AMENDMENT
                          EFFECTIVE SEPTEMBER 3, 2013
                                    to the
                    AUTOMATIC AND FACULTATIVE YRT AGREEMENT
                           EFFECTIVE JANUARY 1, 2012

                                    between

                   THE METROPOLITAN LIFE INSURANCE COMPANIES
                 WHICH SHALL INCLUDE THE FOLLOWING COMPANIES:
      METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
    NEW ENGLAND LIFE INSURANCE COMPANY, A MASSACHUSETTS INSURANCE COMPANY, GENERAL AMERICAN LIFE INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, METLIFE INVESTORS USA INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY,
      METLIFE INVESTORS INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY,
   FIRST METLIFE INVESTORS INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY, METROPOLITAN TOWER LIFE INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY, AND
  METLIFE INSURANCE COMPANY OF CONNECTICUT, A CONNECTICUT INSURANCE COMPANY. (HEREINAFTER INDIVIDUALLY OR COLLECTIVELY REFERRED TO AS "THE CEDING COMPANY" OR
                                 "COMPANIES")

                                      AND

     GENERALI USA LIFE REASSURANCE COMPANY, A MISSOURI REINSURANCE COMPANY
                 (HEREINAFTER REFERRED TO AS "THE REINSURER")

This Agreement originally executed effective January 1, 2012, as amended, is hereby amended, effective SEPTEMBER 3, 2013 for all eligible policies issued on or after the effective date of this amendment, including policies backdated for up to six (6) months to save age.

WHEREAS, WL 10 and L120 are covered products under the Agreement and included in the list of products covered in Exhibit III to the Agreement;

WHEREAS, WL 10 and L120 are being repriced in September 2013; and

WHEREAS, the parties wish to document their mutual understanding that, effective as of the effective date hereof, the Agreement shall cover WL10 and L120 as so repriced;

NOW THEREFORE, in consideration of the mutual and foregoing recitals and the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

1. Article IV is hereby replaced by the attached Article IV - Language has been added to describe how the net amount at risk is calculated after any accelerations for chronic illness related to the Enhanced Care Acceleration Rider (ECAR).
2. Article VI is hereby replaced by the attached Article VI - Language has been added to describe how claims are handled after any accelerations for chronic illness related to ECAR.

3. Exhibit III is hereby replaced by the attached Exhibit III - One additional product and one additional rider are added (GLT 13 and ECAR).
4. The September 2013 reprices of WL10 and L120 are now added as covered products; however, given that the name/plan identifiers for the repriced products are not changing, no updates are needed to Exhibit III.
5.  Exhibit IV, Table A is hereby replaced by the attached Exhibit IV, Table A
    - 6 class Level Term (Elite + NS, Elite NS, Pref NS, Std NS, Pref SM, Std
    SM) rates are added.

All terms, provisions, and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

                                   AMENDMENT
                            EFFECTIVE JULY 31, 2014
                                    to the
                    AUTOMATIC AND FACULTATIVE YRT AGREEMENT
                           EFFECTIVE JANUARY 1, 2012
                 (HEREINAFTER REFERRED TO AS THE "AGREEMENT")

                                    between

                   THE METROPOLITAN LIFE INSURANCE COMPANIES
                 WHICH SHALL INCLUDE THE FOLLOWING COMPANIES:
      METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
    NEW ENGLAND LIFE INSURANCE COMPANY, A MASSACHUSETTS INSURANCE COMPANY, GENERAL AMERICAN LIFE INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, METLIFE INVESTORS USA INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY,
      METLIFE INVESTORS INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY,
   FIRST METLIFE INVESTORS INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY, METROPOLITAN TOWER LIFE INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY, AND
  METLIFE INSURANCE COMPANY OF CONNECTICUT, A CONNECTICUT INSURANCE COMPANY. (HEREINAFTER INDIVIDUALLY OR COLLECTIVELY REFERRED TO AS "THE CEDING COMPANY" OR
                                 "COMPANIES")

                                      and

                   SCOR GLOBAL LIFE USA REINSURANCE COMPANY
                 (HEREINAFTER REFERRED TO AS "THE REINSURER")

This Agreement originally executed effective January 1, 2012, as amended, is hereby amended, effective July 31, 2014.

WHEREAS, the Agreement was originally with Generali USA Life Reassurance Company, and

WHEREAS, SCOR Global Life USA Reinsurance Company was formerly known as Generali USA Life Reassurance Company;

NOW THEREFORE, in consideration of the mutual and foregoing recital and the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

1. CANCELLATION OF NEW BUSINESS - After July 31, 2014, the Ceding Company will no longer cede and the Reinsurer will no longer accept new business under this Agreement.

All terms, provisions, and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

In witness of the above,

                   THE METROPOLITAN LIFE INSURANCE COMPANIES
                 WHICH SHALL INCLUDE THE FOLLOWING COMPANIES:
      METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
    NEW ENGLAND LIFE INSURANCE COMPANY, A MASSACHUSETTS INSURANCE COMPANY, GENERAL AMERICAN LIFE INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, METLIFE INVESTORS USA INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY,
      METLIFE INVESTORS INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, FIRST METLIFE INVESTORS INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
 METROPOLITAN TOWER LIFE INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY, AND
  METLIFE INSURANCE COMPANY OF CONNECTICUT, A CONNECTICUT INSURANCE COMPANY.
                     ("THE CEDING COMPANY" OR "COMPANIES")

                                      and

                   SCOR GLOBAL LIFE USA REINSURANCE COMPANY
                               ("THE REINSURER")

have by their respective officers executed and delivered this Amendment, effective July 31, 2014.



METROPOLITAN LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:        Senior Vice President
        ----------------------------------

NEW ENGLAND LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

GENERAL AMERICAN LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

METLIFE INSURANCE COMPANY USA AS
SUCCESSOR IN INTEREST TO METLIFE
INVESTORS USA INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------


METLIFE INSURANCE COMPANY USA AS
SUCCESSOR IN INTEREST TO METLIFE
INVESTORS INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------


FIRST METLIFE INVESTORS INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------


METROPOLITAN TOWER LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------


METLIFE INSURANCE COMPANY USA AS
SUCCESSOR IN INTEREST TO METLIFE
INSURANCE COMPANY OF CONNECTICUT

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------


SCOR GLOBAL LIFE USA REINSURANCE COMPANY

By:          /s/ Eric B. Wilmer          By:          /s/ David A. Gates
        -------------------------------          ------------------------------

Name:          Eric B. Wilmer            Name:          David A. Gates
        -------------------------------          ------------------------------

Title:      AVP & Asst. Secretary        Title:               SVP
        -------------------------------          ------------------------------

In witness of the above,

                   THE METROPOLITAN LIFE INSURANCE COMPANIES
                 WHICH SHALL INCLUDE THE FOLLOWING COMPANIES:
      METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
    NEW ENGLAND LIFE INSURANCE COMPANY, A MASSACHUSETTS INSURANCE COMPANY, GENERAL AMERICAN LIFE INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, METLIFE INVESTORS USA INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY,
      METLIFE INVESTORS INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, FIRST METLIFE INVESTORS INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
 METROPOLITAN TOWER LIFE INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY, AND
  METLIFE INSURANCE COMPANY OF CONNECTICUT, A CONNECTICUT INSURANCE COMPANY.
                     ("THE CEDING COMPANY" OR "COMPANIES")

                                      and

     GENERALI USA LIFE REASSURANCE COMPANY, A MISSOURI REINSURANCE COMPANY
                               ("THE REINSURER")

have by their respective officers executed and delivered this Amendment, effective SEPTEMBER 3, 2013.



METROPOLITAN LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:        Senior Vice President
        ----------------------------------


NEW ENGLAND LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

GENERAL AMERICAN LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------


METLIFE INVESTORS USA INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------


METLIFE INVESTORS INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------


FIRST METLIFE INVESTORS INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------


METROPOLITAN TOWER LIFE INSURANCE COMPANY

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:             /s/ Roberto Baron
        ----------------------------------

Name:             Roberto Baron
        ----------------------------------

Title:           Vice President
        ----------------------------------


GENERALI USA LIFE REASSURANCE COMPANY

By:            /s/ Nancy Pike            By:          /s/ David A. Gates
        -------------------------------          ------------------------------

Name:            Nancy Pike              Name:          David A. Gates
        -------------------------------          ------------------------------

Title:         Asst. Registrar           Title:               SVP
        -------------------------------          ------------------------------

                                  ARTICLE IV
                             REINSURANCE PREMIUMS
                             --------------------

A. Life reinsurance shall be on the yearly renewable term basis for the net amount at risk (death benefit less cash value or fund value) on that portion of the policy which is reinsured by the Reinsurer. Premiums and allowances shall be based on the rates specified in Exhibit IV. For purposes of calculating the net amount at risk, the accelerations of death benefit for chronic illness under the Enhanced Care Acceleration Rider
    (ECAR) are ignored.

B. The Reinsurer shall not indemnify the Ceding Company for premium taxes or guaranty fund assessments. In the event that the Reinsurer becomes an alien company, the Reinsurer shall reimburse the Ceding Company for any federal excise tax payable on business ceded under this Agreement.

C. The Ceding Company shall report and pay reinsurance premiums on an annual basis in advance without regard to the Policy mode of premium payment.

D. For technical reasons relating to statutory reserve requirements, the YRT rates described in Exhibit IV cannot be guaranteed for more than one year. The Reinsurer anticipates continuing to accept premiums on the basis of the YRT rates described in Exhibit IV. The guaranteed reinsurance premium for each age and duration shall be the higher of the premium based on the reinsurance rates shown in Exhibit IV or the premium based on the statutory minimum valuation mortality table, as specified in Exhibit III, and the statutory maximum valuation interest rate permitted for the underlying Policy under the National Association of Insurance Commissioners' Standard Valuation Law.

E. During the fifteen (15) years following the issue date of the original Policy, the Reinsurer may increase the YRT rates only due to actual mortality experience poorer than originally priced for on this business and all similar business and only if the Reinsurer also concurrently increases the reinsurance rates on all similar business by a like amount. Similar business would include all reinsurance assumed on fully underwritten products issued in the five (5) years prior or subsequent to the effective date of the Agreement where the Reinsurer has the right to raise rates.

    Notwithstanding the above, if the Ceding Company increases it's charges to the Policyholder based on changes in actual or expected mortality, the Reinsurer may increase rates on this Agreement on a consistent basis. The Reinsurer shall provide one hundred and eighty (180) days written notice prior to any increase in YRT rates taking effect.

    Should the Reinsurer at any time be required to establish or maintain any additional reserves, including deficiency reserves, on the inforce business ceded under this Agreement by the insurance regulatory authority in its state of domicile by virtue of the assurances provided above, upon the Reinsurer's written notice to the Ceding Company, this Section E will be modified and amended as mutually agreed upon by the Ceding Company and Reinsurer to eliminate any additional reserves, including deficiency reserves, on the inforce business ceded under this Agreement. If, after thirty (30) days following this notice, this Section E language cannot be agreed to by the Ceding Company and the Reinsurer, the first paragraph of this Section E will be deleted without any further formalities or actions.

F. For Policies that terminate, reduce or change, the Reinsurer shall refund any unearned reinsurance premium net of any allowances.

G. For Policies that are reinstated after coverage has ceased, the Ceding Company shall pay to the Reinsurer reinsurance premiums net of any allowances for the period for which the Ceding Company received Policy premiums in arrears.

                                  ARTICLE VI
                                    CLAIMS
                                    ------

A. The Reinsurer shall in all cases be obligated to follow the Ceding Company's fortunes and settlements. The Reinsurer shall be unconditionally bound by the judgment of the Ceding Company as to the obligations and liabilities of the Ceding Company under any Policy. The Ceding Company's decision to pay contractual Policy claims without contest, compromise or litigation shall be unconditionally binding on the Reinsurer. The Reinsurer shall consider participating in the Ceding Company's EX GRATIA payments on a case-by-case basis but is not legally bound to participate in such payments.

B. The Ceding Company shall give written notice within a reasonable timeframe of Policy claims to the Reinsurer. In respect of any claim, the Ceding Company shall, at the Reinsurer's request, provide copies to the Reinsurer of the proof of payment by the Ceding Company and a copy of the insured's death certificate. For those claims where documentation is provided, the Reinsurer shall accept copies of the proof of payment by the Ceding Company and copy of the insured's death certificate provided by the Ceding Company as sufficient evidence of the Ceding Company's liability.

C. The Ceding Company shall give written notice within a reasonable timeframe to the Reinsurer that the Ceding Company intends to contest, compromise or litigate a Policy claim over $2,000,000. The Ceding Company shall also provide the Reinsurer written notice within a reasonable timeframe of any legal proceedings initiated against the Ceding Company in response to its contest of a Policy claim over $2,000,000. Upon receipt of the Ceding Company's notice of its intent to contest, compromise or litigate a Policy claim, the Reinsurer shall promptly pay its share of the amount that would have been payable had there been no controversy. For any Policy claim of $2,000,000 or less, the Reinsurer shall be deemed to have agreed to participate in the contest; however, for purposes of extra-contractual damages as described in Article XVI, Section I, the Reinsurer shall not be deemed to have agreed in writing to participate in the contest. If the Reinsurer has agreed to participate in the contest and the contest, compromise or litigation results in a reduction in the liability of the Policy, the Reinsurer shall share in the reduction in the same proportion that the amount of reinsurance bore to the amount payable under the terms of the Policy on the date of death of the insured.

D. The Reinsurer shall pay its share of specific claim investigation and legal expenses relative to contested, compromised or litigated claims, the investigation of contestable death claims, accelerated death benefit claims, foreign death claims or investigative expenses associated with a fraudulent life insurance matter unless the Reinsurer has discharged its liability in accordance with Section C, above. If the Reinsurer has so discharged its liability, it shall not participate in any expenses incurred thereafter.

    The Reinsurer shall not be liable for any portion of any administrative expenses incidental to the settlement of claims or for the compensation of salaried officers and employees of the Ceding Company involved in the settlement or investigation of claims, provided however that compensation as used in this paragraph shall not include the hourly fees and expenses associated with the investigation or litigation of a particular claim by salaried officers and employees of the Ceding Company. The Reinsurer shall not be liable for expenses incurred by the Ceding Company solely to resolve a dispute arising out of conflicting claims of entitlement to policy proceeds or benefits.

E. In the event that the amount of insurance provided by a Policy or Policies reinsured hereunder shall be increased or reduced because of a misstatement of age or sex established after the death of the insured, the Reinsurer shall share in the increase or reduction in the proportion to the net liability that the Reinsurer bore to the total net liability under the Policy immediately prior to such increase or reduction. The Policy or Policies shall be restated in accordance with the terms and rules of the Ceding Company; however, no adjustment in age or sex shall be deemed to cause a Policy or Policies to exceed the Automatic Binding Limits or Jumbo Limits. Any adjustment for the difference in reinsurance premiums shall be made without interest.

F. The Reinsurer shall pay interest on its share of any Policy claim settlement calculated at the same rate and for the same period of time as that used by the Ceding Company.

G. The Reinsurer shall share in the same proportion of any claim under an accelerated death benefit rider (and any continued coverage under the policy) that the Reinsurer would share in the absence of the rider.

H. The Reinsurer shall pay its share of any death benefit that has been accelerated under ECAR at the time of the insured's death. For any Policy with ECAR where a portion of the death benefit has been accelerated under the rider, the claim includes any amounts accelerated and proof of payment shall include proof of payment for any accelerated payments. For any Policy with ECAR where a portion of the death benefit has been accelerated and the Policy has later terminated, documentation from the Social Security Death Index shall be sufficient evidence of death.

I. Policy Rescission: If it is determined that a policy reinsured under this Agreement should be rescinded due to misrepresentation by the policyholder or the insured, the Reinsurer will pay its share of reasonable investigation and legal expenses connected with the rescission action.

    The Reinsurer shall not be liable for any portion of any administrative expenses incidental to the rescission action or for the compensation of salaried officers and employees of the Ceding Company involved in the rescission action other than third party expenses incurred by the Ceding Company, provided however that compensation as used in this paragraph shall not include the hourly fees and expenses associated with the investigation or litigation of a particular rescission by salaried officers and employees of the Ceding Company.

    If the Ceding Company returns premiums to the policy owner or beneficiary as a result of misrepresentation, or if the Ceding Company pays a suicide benefit equal to the premiums paid for the policy, the Reinsurer will refund net reinsurance premiums received on that policy to the Ceding Company, without interest.

                                  EXHIBIT III
                              POLICIES AND RIDERS
                              -------------------

The Policies and Riders underwritten by or on behalf of the Ceding Companies or simplified issue with fully underwritten rates, as described below may be ceded hereunder:

                                                                                  STATUTORY
                                                                                  VALUATION
                 REINSURANCE  REINSURANCE   REINSURANCE REINSURANCE    CEDING     MORTALITY  RATES TO BE
PRODUCT          CATEGORY     BASIS         MAXIMUM AGE TABLE          COMPANY    TABLE      USED
-------          -----------  ------------- ----------- -------------- ---------- ---------  ---------------
                                                        90-95modified  MLI                   6 Class
GLT               Term        Excess                100 - UW.xls       USA/FMLI   2001 CSO   Level Term

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class (joint
JSUL 2005         Product     First Dollar          120 120.xls        USA        2001 CSO   life)

                                                                                             Permanent -
                                                                                             5 class
                                                                                             (single life);
                                                                                             Permanent -
                                                                                             4 class
                                                                                             (single life);
                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             2 class
GAUL07            Product     First Dollar          121 120.xls        USA        2001 CSO   (single life)

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class
EAVUL08           Product     Excess                121 120.xls        USA        2001 CSO   (single life)

Life Paid up at                                         90-95modified                        Permanent -
Age 100 (WL       UL/Accum                              - UW to age                          5 class
08)               Product     Excess                121 120.xls        MLIC       2001 CSO   (single life)

                                                                                             Permanent -
EEA COLI          UL/Accum                              90-95modified                        5 class
(2001 CSO)        Product     Excess                100 - UW.xls       NELICO     2001 CSO   (single life)

                                                                                             Permanent -
                  UL/Accum                              90-95modified                        4 class
PPVUL             Product     Excess                100 - UW.xls       GALIC      2001 CSO   (single life)

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW -                               2 class
Premier BOLI      Product     Excess                100 ALB.xls        MLIC       2001 CSO   (single life)

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class
LASUL 09          Product     First Dollar          120 120.xls        USA        2001 CSO   (joint life)

                                                                                             Permanent -
                                                                                             5 class
                                                                                             (single life);
                                                                                             Permanent -
                                                                                             4 class
                                                                                             (single life);
                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             2 class
GAUL 09           Product     First Dollar          121 120.xls        USA        2001 CSO   (single life)

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class
WL 10             Product     Excess                120 120.xls        USA        2001 CSO   (single life)

                                                        90-95modified                        Permanent -
                  UL/Accum                              - UW to age    MLIC, MLI             5 class (joint
LASUL 11          Product     First Dollar          120 120.xls        USA        2001 CSO   life)

                                                                              STATUTORY
                                                                              VALUATION
                 REINSURANCE REINSURANCE  REINSURANCE REINSURANCE   CEDING    MORTALITY RATES TO BE
PRODUCT          CATEGORY    BASIS        MAXIMUM AGE TABLE         COMPANY   TABLE     USED
-------          ----------- ------------ ----------- ------------- --------- --------- --------------
                                                                                        Permanent -
                                                                                        5 class
                                                                                        (single life);
                                                                                        Permanent -
                                                                                        4 class
                                                                                        (single life);
                                                      90-95modified                     Permanent -
                  UL/Accum                            - UW to age   MLIC, MLI           2 class
GAUL 11           Product    First Dollar         121 120.xls       USA       2001 CSO  (single life)

Life Paid up at                                       90-95modified                     Permanent -
Age 120           UL/Accum                            - UW to age   MLIC, MLI           5 class
(L120)            Product    Excess               120 120.xls       USA       2001 CSO  (single life)

                                                      90-95modified                     Permanent -
                  UL/Accum                            - UW to age   MLIC, MLI           5 class
LASUL 12          Product    First Dollar         120 120.xls       USA       2001 CSO  (joint life)

                                                                                        Permanent -
                                                                                        5 class
                                                                                        (single life);
                                                                                        Permanent -
                                                                                        4 class
                                                                                        (single life);
                                                      90-95modified                     Permanent -
                  UL/Accum                            - UW to age   MLIC, MLI           2 class
GAUL 12           Product    First Dollar         121 120.xls       USA       2001 CSO  (single life)

                                                      90-95modified                     Permanent -
                  UL/Accum                            - UW to age   MLIC, MLI           5 class
LGUL 12           Product    Excess               121 120.xls       USA       2001 CSO  (single life)

                                                      90-95modified MLIC, MLI           6 Class
CDT               Term       Excess               100 - UW.xls      USA       2001 CSO  Level Term

                                                      90-95modified MLIC, MLI           2 Class One
OYT               Term       Excess               100 - UW.xls      USA       2001 CSO  Year Term

OYT w
Convertible &
Renewable                                             90-95modified MLIC, MLI           6 Class One
Options rider     Term       Excess               100 - UW.xls      USA       2001 CSO  Year Term

                                                      90-95modified                     Permanent -
                  UL/Accum                            - UW to age   MLIC, MLI           5 class
LP 10             Product    Excess               120 120.xls       USA       2001 CSO  (single life)

                                                      90-95modified                     Permanent -
                  UL/Accum                            - UW to age   MLIC, MLI           5 class
LP 20             Product    Excess               120 120.xls       USA       2001 CSO  (single life)

                                                      90-95modified                     Permanent -
                  UL/Accum                            - UW to age   MLIC, MLI           5 class
LP 65             Product    Excess               120 120.xls       USA       2001 CSO  (single life)

                                                                                        6 class
                                                                                        Level Term
                                                                                        (Elite + NS,
                                                                                        Elite NS,
                                                                                        Pref NS, Std
                                                      90-95modified MLIC, MLI           NS, Pref SM,
GLT 13            Term       Excess               100 - UW.xls      USA       2001 CSO  Std SM )

Product
-------
GLT - Guaranteed Level Term
JSUL 2005 - Joint Universal Life with Secondary Guarantee
GAUL07 - Universal Life with Secondary Guarantee

EAVUL08 - Variable Universal Life
Life Paid up at Age 100 (WL08) - Whole Life
EEA COLI (2001 CSO) - Variable Universal Life
PPVUL - Variable Universal Life
Premier BOLI - Universal Life
LASUL 09 - Joint Universal Life with Secondary Guarantee GAUL 09 - Universal Life with Secondary Guarantee
WL 10 - Whole Life
LASUL 11 - Joint Universal Life with Secondary Guarantee GAUL 11 - Universal Life with Secondary Guarantee
Life Paid up at Age 120 (L120) - Whole Life
LASUL 12 - Joint Universal Life with Secondary Guarantee GAUL 12 - Universal Life with Secondary Guarantee
LGUL 12 - Universal Life with Secondary Guarantee
CDT - Guaranteed Level Term
OYT - One Year Term
OYT w/ Convertible & Renewable Options rider - One Year Term
LP10 - Whole Life
LP20 - Whole Life
LP65 - Whole Life
GLT 13 - Guaranteed Level Term

Riders attached to the listed plans
-----------------------------------
ADBR - Accelerated Death Benefit Rider
Preliminary Term/Temporary Term
ART - Annually Renewable Term
JTCR - Joint Term Coverage Rider
RPR - Return of Premium Rider
EPTR - Estate Preservation Term Rider
SFIO - Scheduled Face Increase Option
PAIR - Option to Purchase Additional Insurance Rider
Inside Term Rider
Outside Term Rider
FTR - Flexible Term Rider
ECAR - Enhanced Care Acceleration Rider

Other
-----
The Reinsurer shall pay its share of any claim after the Reinsurance Maximum Age under the extended maturity coverage, including interest, as defined in
Article VI. For joint life policies with one life insurable, this will be the Reinsurance Maximum Age of the insurable life and for joint life policies with both lives insurable, this will be the Reinsurance Maximum Age of the younger insured.

Products not listed above resulting from the exercise of business exchanges, policy split options, and purchase options shall be covered on an excess reinsurance basis.

For Policies ceded with RPR/SFIO riders, the maximum net amount at risk illustrated at the time of issue shall be used for purposes of underwriting, autobind limits, and jumbo limits. For Policies ceded facultatively with RPR rider, the ultimate amount ceded to the Reinsurers shall not exceed the maximum net amount at risk included in the facultative offers from the Reinsurers.

                                  EXHIBIT IV
                                    TABLE A
                                    -------

Joint Life Minimum Premium Per Thousand: 0.15

For policies with a Reinsurance Basis of Excess and Reinsurance Category of Term
--------------------------------------------------------------------------------

6 Class Level Term - T10

                                                          Female   Female     Male     Male
Risk Class                Rate Table Class               Yrs 1-10 Yrs 11 +  Yrs 1-10 Yrs 11+

Elite+ NS                 Elite Nonsmoker                  63.0%    157.3%    55.0%   137.5%
Pref+ NS                  Elite Nonsmoker                  68.2%    170.4%    57.7%   144.1%
Std+ NS                   Preferred Nonsmoker              60.7%    151.6%    53.2%   132.9%
Std NS                    Standard (Residual) Nonsmoker    63.3%    157.8%    54.4%   136.0%
Pref SM                   Preferred Smoker                 75.1%    187.5%    85.7%   214.1%
Std SM                    Standard (Residual) Smoker       79.5%    198.5%    78.5%   196.2%

6 Class Level Term - T15

                                                          Female   Female     Male     Male
Risk Class                Rate Table Class               Yrs 1-15  Yrs 16+  Yrs 1-15 Yrs 16+

Elite+ NS                 Elite Nonsmoker                  59.9%    149.5%    52.4%   130.8%
Pref+ NS                  Elite Nonsmoker                  64.3%    160.5%    55.9%   139.5%
Std+ NS                   Preferred Nonsmoker              58.8%    147.0%    50.8%   127.0%
Std NS                    Standard (Residual) Nonsmoker    58.8%    147.0%    50.0%   124.8%
Pref SM                   Preferred Smoker                 73.2%    182.9%    84.0%   209.8%
Std SM                    Standard (Residual) Smoker       77.1%    192.5%    76.7%   191.5%

6 Class Level Term - T20

                                                          Female   Female    Female    Male     Male     Male
Risk Class                Rate Table Class               Yrs 1-15 Yrs 16-20 Yrs 21 + Yrs 1-15 Yrs 16-20 Yrs 21+

Elite+ NS                 Elite Nonsmoker                  62.3%     60.1%   150.1%    54.9%     56.6%   141.2%
Pref+ NS                  Elite Nonsmoker                  64.2%     65.4%   163.4%    57.6%     58.3%   145.6%
Std+ NS                   Preferred Nonsmoker              63.4%     59.0%   147.5%    54.6%     53.3%   133.2%
Std NS                    Standard (Residual) Nonsmoker    60.1%     55.9%   139.5%    53.3%     50.6%   126.5%
Pref SM                   Preferred Smoker                 71.7%     89.1%   222.8%    79.7%    101.3%   253.2%
Std SM                    Standard (Residual) Smoker       76.3%     88.4%   220.8%    74.6%     91.3%   227.9%

6 Class Level Term - T30
                                            Female   Female    Female    Male     Male      Male
Risk Class  Rate Table Class               Yrs 1-15 Yrs 16-30 Yrs 31+  Yrs 1-15 Yrs 16-30 Yrs 31+

Eiite+ NS   Elite Nonsmoker                  66.4%     54.6%   136.5%    59.6%    58.9%    147.3%
Pref+ NS    Elite Nonsmoker                  68.8%     56.3%   140.5%    65.9%    62.7%    156.6%
Std+ NS     Preferred Nonsmoker              71.2%     53.6%   133.9%    62.4%    55.4%    138.4%
Std NS      Standard (Residual) Nonsmoker    61.7%     45.5%   113.6%    64.3%    53.7%    134.3%
Pref SM     Preferred Smoker                 69.1%     75.9%   189.7%    71.9%    90.2%    225.6%
Std SM      Standard (Residual) Smoker       76.1%     77.2%   192.7%    70.8%    84.2%    210.3%

2 Class One Year Term

                                            Female    Male
Risk Class  Rate Table Class                 Yr 1     Yr 1

Std NS      Standard (Residual) Nonsmoker    74.1%     63.7%
Std SM      Standard (Residual) Smoker       93.1%     91.9%

6 Class One Year Term

                                            Female    Male
Risk Class  Rate Table Class               Yrs 1-5   Yrs 1-5

Elite+ NS   Elite Nonsmoker                  66.8%     58.3%
Pref+ NS    Elite Nonsmoker                  72.3%     61.2%
Std+ NS     Preferred Nonsmoker              64.4%     56.4%
Std NS      Standard (Residual) Nonsmoker    67.1%     57.7%
Pref SM     Preferred Smoker                 79.7%     90.9%
Std SM      Standard (Residual) Smoker       84.3%     83.3%

6 Class Level Term (Elite + NS, Elite NS, Pref NS, Std NS, Pref SM, Std SM ) - T10

                                            Female   Female     Male     Male
Risk Class  Rate Table Class               Yrs 1-10 Yrs 11+   Yrs 1-10 Yrs 11+

Elite+ NS   Elite Nonsmoker                  63.0%    157.3%    55.0%   137.5%
Elite NS    Elite Nonsmoker                  68.2%    170.4%    57.7%   144.1%
Pref NS     Preferred Nonsmoker              60.7%    151.6%    53.2%   132.9%
Std NS      Standard (Residual) Nonsmoker    63.3%    157.8%    54.4%   136.0%
Pref SM     Preferred Smoker                 75.1%    187.5%    85.7%   214.1%
Std SM      Standard (Residual) Smoker       79.5%    198.5%    78.5%   196.2%

6 Class Level Term (Elite + NS, Elite NS, Pref NS, Std NS, Pref SM, Std SM ) - T15

                                            Female   Female     Male     Male
Risk Class  Rate Table Class               Yrs 1-15  Yrs 16+  Yrs 1-15 Yrs 16+

Elite+ NS   Elite Nonsmoker                  59.9%    149.5%    52.4%   130.8%
Elite NS    Elite Nonsmoker                  64.3%    160.5%    55.9%   139.5%
Pref NS     Preferred Nonsmoker              58.8%    147.0%    50.8%   127.0%
Std NS      Standard (Residual) Nonsmoker    58.8%    147.0%    50.0%   124.8%
Pref SM     Preferred Smoker                 73.2%    182.9%    84.0%   209.8%
Std SM      Standard (Residual) Smoker       77.1%    192.5%    76.7%   191.5%

6 Class Level Term (Elite + NS, Elite NS, Pref NS, Std NS, Pref SM, Std SM ) - T20

                                            Female   Female    Female    Male     Male     Male
Risk Class  Rate Table Class               Yrs 1-15 Yrs 16-20 Yrs 21+  Yrs 1-15 Yrs 16-20 Yrs 21+

Elite+ NS   Elite Nonsmoker                  62.3%     60.1%   150.1%    54.9%     56.6%   141.2%
Elite NS    Elite Nonsmoker                  64.2%     65.4%   163.4%    57.6%     58.3%   145.6%
Pref NS     Preferred Nonsmoker              63.4%     59.0%   147.5%    54.6%     53.3%   133.2%
Std NS      Standard (Residual) Nonsmoker    60.1%     55.9%   139.5%    53.3%     50.6%   126.5%
Pref SM     Preferred Smoker                 71.7%     89.1%   222.8%    79.7%    101.3%   253.2%
Std SM      Standard (Residual) Smoker       76.3%     88.4%   220.8%    74.6%     91.3%   227.9%

6 Class Level Term (Elite + NS, Elite NS, Pref NS, Std NS, Pref SM, Std SM ) - T30

                                            Female   Female    Female    Male     Male     Male
Risk Class  Rate Table Class               Yrs 1-15 Yrs 16-30 Yrs 31+  Yrs 1-15 Yrs 16-30 Yrs 31+

Elite+ NS   Elite Nonsmoker                  66.4%     54.6%   136.5%    59.6%     58.9%   147.3%
Elite NS    Elite Nonsmoker                  68.8%     56.3%   140.5%    65.9%     62.7%   156.6%
Pref NS     Preferred Nonsmoker              71.2%     53.6%   133.9%    62.4%     55.4%   138.4%
Std NS      Standard (Residual) Nonsmoker    61.7%     45.5%   113.6%    64.3%     53.7%   134.3%
Pref SM      Preferred Smoker                69.1%     75.9%   189.7%    71.9%     90.2%   225.6%
Std SM      Standard (Residual) Smoker       76.1%     77.2%   192.7%    70.8%     84.2%   210.3%

For policies with a Reinsurance Basis of First Dollar and Reinsurance Category
------------------------------------------------------------------------------
of UL/Accumulation
------------------

Permanent Fully Underwritten 5-Class - Single Life -$1,000,000 +

                                            Female   Female   Female   Female  Female   Female   Female   Female
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17 IA 18-70 IA 71-80 IA 81-85
Risk Class  Rate Table Class               Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+ Yrs 16+  Yrs 16+  Yrs 16+

Elite NS    Elite Nonsmoker                           56.1%    63.6%                     76.5%    82.2%
Pref NS     Preferred Nonsmoker                       59.1%    65.2%                     74.4%    69.3%
Std NS      Standard (Residual) Nonsmoker             59.3%    68.6%    68.6%            70.5%    60.0%    60.0%
Pref SM     Preferred Smoker                          77.0%   149.9%                    132.7%   176.4%
Std SM      Standard (Residual) Smoker                80.3%   162.3%   162.3%           123.1%   184.8%   184.8%
Agg         Aggregate                        59.3%                              70.5%

                                             Male     Male     Male     Male    Male     Male     Male     Male
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17 IA 18-70 IA 71-80 IA 81-85
Risk Class  Rate Table Class               Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+ Yrs 16+  Yrs 16+  Yrs 16+

Elite NS    Elite Nonsmoker                           46.2%    50.2%                     56.2%    66.9%
Pref NS     Preferred Nonsmoker                       49.7%    50.2%                     54.4%    57.8%
Std NS      Standard (Residual) Nonsmoker             46.8%    51.7%    51.7%            48.4%    53.1%    53.1%
Pref SM     Preferred Smoker                          89.0%   139.0%                    133.9%   149.7%
Std SM      Standard (Residual) Smoker                80.2%   147.1%   147.1%           115.6%   134.3%   134.3%
Agg         Aggregate                        46.8%                              48.4%

Permanent Fully Underwritten 5-Class - Single Life - $250,000 - $999,999

                                            Female   Female   Female   Female  Female   Female   Female   Female
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17 IA 18-70 IA 71-80 IA 81-85
Risk Class  Rate Table Class               Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+ Yrs 16+  Yrs 16+  Yrs 16+

Elite NS    Elite Nonsmoker                           75.1%    85.8%                     98.3%   107.0%
Pref NS     Preferred Nonsmoker                       74.0%    81.1%                     97.4%    91.7%
Std NS      Standard (Residual) Nonsmoker             75.9%    82.5%    82.5%            93.9%    81.0%    81.0%
Pref SM     Preferred Smoker                         103.4%   202.3%                    171.5%   241.6%
Std SM      Standard (Residual) Smoker               108.2%   219.0%   219.0%           159.5%   257.8%   257.8%
Agg         Aggregate                        75.9%                               93.9%

                                             Male     Male     Male     Male    Male     Male     Male     Male
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17 IA 18-70 IA 71-80 IA 81-85
Risk Class  Rate Table Class               Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+ Yrs 16+  Yrs 16+  Yrs 16+

Elite NS    Elite Nonsmoker                           60.9%    68.3%                     72.8%    87.7%
Pref NS     Preferred Nonsmoker                       63.4%    68.2%                     70.6%    76.1%
Std NS      Standard (Residual) Nonsmoker             61.6%    67.9%    67.9%            62.9%    67.2%    67.2%
Pref SM     Preferred Smoker                         119.8%   189.0%                    175.6%   205.4%
Std SM      Standard (Residual) Smoker               108.3%   170.9%   170.9%           152.9%   184.7%   184.7%
Agg         Aggregate                        61.6%                              62.9%

Permanent Fully Underwritten 4-Class - Single Life - $100,000 - $249,999

                                            Female   Female   Female   Female   Female   Female   Female   Female
                                            IA 0-17 IA 18-70 IA 71-80 IA 81-85 IA 0-17  IA 18-70 IA 71-80 IA 81-85
Risk Class  Rate Table Class               Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+  Yrs 16+

Pref NS     Preferred Nonsmoker                       74.0%    81.1%                      97.4%    91.7%
Std NS      Standard (Residual) Nonsmoker             75.9%    82.5%    82.5%             93.9%    81.0%    81.0%
Pref SM     Preferred Smoker                         103.4%   202.3%                     171.5%   241.6%
Std SM      Standard (Residual) Smoker               108.2%   219.0%   219.0%            159.5%   257.8%   257.8%
Agg         Aggregate                        75.9%                               93.9%

                                             Male     Male     Male     Male     Male     Male     Male     Male
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17  IA 18-70 IA 71-80 IA 81-85
                                           Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+  Yrs 16+

Pref NS     Preferred Nonsmoker                       63.4%    68.2%                      70.6%    76.1%
Std NS      Standard (Residual) Nonsmoker             61.6%    67.9%    67.9%             62.9%    67.2%    67.2%
Pref SM     Preferred Smoker                         119.8%   189.0%                     175.6%   205.4%
Std SM      Standard (Residual) Smoker               108.3%   170.9%   170.9%            152.9%   184.7%   184.7%
Agg         Aggregate                        61.6%                               62.9%

Permanent Fully Underwritten 2-Class - Single Life - < $100,000

                                            Female   Female   Female   Female   Female   Female   Female   Female
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17  IA 18-70 IA 71-80 IA 81-85
Risk Class  Rate Table Class               Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+  Yrs 16+

Std NS      Standard (Residual) Nonsmoker             83.4%    95.5%    95.5%            102.7%    93.8%    93.8%
Std SM      Standard (Residual) Smoker               113.8%   228.2%   228.2%            166.4%   272.9%   272.9%
Agg         Aggregate                        83.4%                              102.7%

                                             Male     Male     Male     Male     Male     Male     Male     Male
                                           IA 0-17  IA 18-70 IA 71-80 IA 81-85 IA 0-17  IA 18-70 IA 71-80 IA 81-85
                                           Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+  Yrs 16+

Std NS      Standard (Residual) Nonsmoker             67.8%    77.5%    77.5%             69.1%    77.5%    77.5%
Std SM      Standard (Residual) Smoker               121.3%   191.2%   191.2%            169.0%   208.4%   208.4%
Agg         Aggregate                        67.8%                               69.1%

Permanent Fully Underwritten 5-Class - Joint Life - $1,000,000 +

                                           IA 18-70 IA 71-80 IA 81-90 IA 18-70 IA 71-80 IA 81-90
Risk Class  Rate Table Class               Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+

Elite NS    Elite Nonsmoker                  59.8%    74.4%             78.1%    75.0%
Pref NS     Preferred Nonsmoker              60.6%    69.0%             69.1%    63.9%
Std NS      Standard (Residual) Nonsmoker    62.3%    66.9%    66.9%    61.2%    58.4%    58.4%
Pref SM     Preferred Smoker                105.1%   180.4%            164.6%   155.1%
Std SM      Standard (Residual) Smoker       95.6%   194.8%   194.8%   146.2%   162.8%   162.8%

Permanent Fully Underwritten 5-Class - Joint Life - $250,000 - $999,999

                                           IA 18-70 IA 71-80 IA 81-90 IA 18-70 IA 71-80 IA 81-90
Risk Class  Rate Table Class               Yrs 1-15 Yrs 1-15 Yrs 1-15 Yrs 16+  Yrs 16+  Yrs 16+

Elite NS    Elite Nonsmoker                  61.5%    84.2%             91.4%    93.2%
Pref NS     Preferred Nonsmoker              66.7%    78.8%             82.4%    79.7%
Std NS      Standard (Residual) Nonsmoker    69.0%    72.7%    72.7%    74.2%    71.7%    71.7%
Pref SM     Preferred Smoker                121.2%   219.8%            202.5%   210.6%
Std SM      Standard (Residual) Smoker      111.6%   240.4%   240.4%   181.2%   224.9%   224.9%

For policies with a Reinsurance Basis of Excess and Reinsurance Category
------------------------------------------------------------------------
of UL/Accumulation
------------------

Permanent Fully Underwritten 5-Class - Single Life

                                            Female    Female    Female    Female    Female    Female
                                            IA 0-17  IA 18-80  IA 81-85   IA 0-17  IA 18-80  IA 81-85
Risk Class  Rate Table Class               Yrs 1-15  Yrs 1-15  Yrs 1-15   Yrs 16+   Yrs 16+   Yrs 16+

Elite NS    Elite Nonsmoker                              68.1%                         75.2%
Pref NS     Preferred Nonsmoker                          63.4%                         65.4%
Std NS      Standard (Residual) Nonsmoker                64.1%     64.1%               60.9%     60.9%
Pref SM     Preferred Smoker                             81.3%                        115.0%
Std SM      Standard (Residual) Smoker                   85.7%     85.7%              109.7%    109.7%
Agg         Aggregate                          64.1%                         60.9%

                                             Male      Male      Male      Male      Male      Male
                                            IA 0-17  IA 18-80  IA 81-85   IA 0-17  IA 18-80  IA 81-85
Risk Class  Rate Table Class               Yrs 1-15  Yrs 1-15  Yrs 1-15   Yrs 16+   Yrs 16+   Yrs 16+

Elite NS    Elite Nonsmoker                              58.1%                         62.8%
Pref NS     Preferred Nonsmoker                          56.6%                         55.8%
Std NS      Standard (Residual) Nonsmoker                57.3%     57.3%               52.1%     52.1%
Pref SM     Preferred Smoker                             90.9%                        123.2%
Std SM      Standard (Residual) Smoker                   83.2%     83.2%              108.5%    108.5%
Agg         Aggregate                          57.3%                         52.1%

Permanent Fully Underwritten 4-Class - Single Life

                                            Female    Female    Female    Female    Female    Female
                                            IA 0-17  IA 18-80  IA 81-85   IA 0-17  IA 18-80  IA 81-85
Risk Class  Rate Table Class               Yrs 1-15  Yrs 1-15  Yrs 1-15   Yrs 16+   Yrs 16+   Yrs 16+

Pref NS     Preferred Nonsmoker                          62.1%                         64.1%
Std NS      Standard (Residual) Nonsmoker                64.0%     64.0%               60.8%     60.8%
Pref SM     Preferred Smoker                             81.3%                        114.9%
Std SM      Standard (Residual) Smoker                   85.7%     85.7%              109.7%    109.7%
Agg         Aggregate                          64.0%                         60.8%

                                             Male      Male      Male      Male      Male      Male
                                            IA 0-17  IA 18-80  IA 81-85   IA 0-17  IA 18-80  IA 81-85
Risk Class  Rate Table Class               Yrs 1-15  Yrs 1-15  Yrs 1-15   Yrs 16+   Yrs 16+   Yrs 16+

Pref NS     Preferred Nonsmoker                          56.0%                         55.2%
Std NS      Standard (Residual) Nonsmoker                57.3%     57.3%               52.0%     52.0%
Pref SM     Preferred Smoker                             90.8%                        123.1%
Std SM      Standard (Residual) Smoker                   83.1%     83.1%              108.4%    108.4%
Agg         Aggregate                          57.3%                         52.0%

Permanent Fully Underwritten 2-Class - Single Life

                                            Female    Female     Male      Male
                                           IA 20-80  IA 20-80  IA 20-80  IA 20-80
Risk Class  Rate Table Class               Yrs 1-15   Yrs 16+  Yrs 1-15   Yrs 16+

Std NS      Standard (Residual) Nonsmoker      62.2%     59.0%     57.3%     52.0%
Std SM      Standard (Residual) Smoker         80.5%    103.1%     79.9%    104.1%

COX, PATRISHA
--------------------------------------------------------------------------------
FROM:     SCOR Global Life Americas <ScorGlobalLifeAmericas@scor.com>
SENT:     Monday, November 25, 2013 1:02 PM
TO:       SCOR Global Life Americas
SUBJECT:  New Name - SCOR Global Life USA Reinsurance Company

[LOGO OF SCOR Global Life]

November 25, 2013

Dear Valued Client,

As you know, on October 1, SCOR successfully closed the acquisition of 100% of Generali U.S. Holdings, Inc., the holding company for Generali USA Life Reassurance Company ("Generali USA"), which then became part of SCOR Global Life Americas.

We're pleased to inform you that the Delaware Department of Insurance has approved the name change from Generali USA Life Reassurance Company to SCOR Global Life USA Reinsurance Company (SGL-USA). The NAIC number (97071) remains the same. The legal entity names have not changed for SCOR Global Life Americas Reinsurance Company or SCOR Global Life Reinsurance Company of Texas.

SGL-USA operates under the marketing name of "SCOR Global Life Americas." However, our new reinsurance and other agreements will begin using the SGL-USA legal entity name. There is no requirement that documents utilizing the old Generali USA be amended to reflect the new name. Of course, if there is a business need for an amendment to an existing agreement, we anticipate adding appropriate language referencing that circumstance.

As we've communicated previously, since the purchase of SGL-USA was executed via a stock acquisition, all of its existing treaties will remain in force and there is no need for novations or other similar activity.

We would like to take this opportunity to thank you once again for your support during the sale process and the integration into the SCOR organization. Please do not hesitate to call your account executive or me at any time if you have questions about these or other matters.

Sincerely,


/s/ J.C. Brueckner
--------------------------
J.C. Brueckner
Head of US Life
Reinsurance

SCOR GLOBAL LIFE USA REINSURANCE COMPANY  Tel: (913) 901-4600
11625 Rosewood Street, Suite 300          Fax: (913) 901-4778
Leawood, KS 66211                         WWW.SCOR.COM/SGLA
                                          -----------------
United States

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                                       2

COX, PATRISHA
--------------------------------------------------------------------------------
FROM:     Cox, Patrisha
SENT:     Wednesday, November 19, 2014 11:23 AM
TO:       'VILLA Manny'
SUBJECT:  Notice for MetLife Insurance Company of Connecticut, MetLife
          Investors Insurance
          Company, MetLife Investors USA Insurance Company and Exeter
          Reassurance
          Company, Ltd.

Please be advised that in connection with an internal restructuring effective on November 14, 2014, MetLife Insurance Company of Connecticut has been redomiciled from Connecticut to Delaware and renamed MetLife Insurance Company USA ("MICUSA"). In addition, effective on November 14, 2014, MetLife Investors Insurance Company (currently domiciled in Missouri), MetLife Investors USA Insurance Company (currently domiciled in Delaware) and Exeter Reassurance Company, Ltd. (currently domiciled in Delaware) have been merged with and into MetLife Insurance Company USA, with MICUSA being the surviving entity in each of those mergers.

Accordingly, effective as of the effective time of the name change, each existing reinsurance agreement with MetLife Insurance Company of Connecticut has continued with the company under the new name of MetLife Insurance Company USA.

Accordingly, effective as of the effective time of the applicable merger, each existing reinsurance agreement with MetLife Investors Insurance Company, MetLife Investors USA Insurance Company and Exeter Reassurance Company, Ltd. has become a reinsurance agreement with their successor MetLife Insurance Company USA. MetLife Investors Insurance Company, MetLife Investors USA Insurance Company and Exeter Reassurance Company, Ltd. no longer exist and all of their rights and obligations have become, by operation of law, rights and obligations of MICUSA.

For your information, MetLife Insurance Company USA's Employer ID Number will remain 06-0566090 and NAIC Company Code is 87726.

Please file this notice in all affected reinsurance agreements.

We look forward to our continuing reinsurance relationship with you.


/s/ Trisha Cox
--------------------------
Trisha Cox, FSA, MAAA
Asst. Vice President &
Actuary
MetLife
tcox1@metlife.com
-----------------
(617)578-4697 (phone)

                                       1